                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
                                                  Estimated average burden
                                                  hours per response.......19.3
                                                  -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08253
                                  ---------------------------------------------

                              Boyar Value Fund, Inc
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

   590 Madison Avenue           New York, New York              10022
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     614-470-8000
                                                   ----------------------------

Date of fiscal year end:    December 31, 2004
                        --------------------------

Date of reporting period:   December 31, 2004
                         -------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

BOYAR VALUE FUND, INC.


ANNUAL REPORT
DECEMBER 31, 2004


[BOYAR VALUE FUND LOGO]


MUTUAL FUNDS: - ARE NOT FDIC INSURED - HAVE NO BANK GUARANTEE - MAY LOSE VALUE

[BOYAR VALUE FUND LOGO]

Dear Boyar Value Fund Shareholder:

PERFORMANCE RESULTS

- After the stock markets stellar performance in 2003, we entered 2004 with modest expectations. For most of the year the U.S. Equity Market did very little. The fourth quarter, however, lifted all boats with the technology laden NASDAQ leading the parade advancing 14.7%, followed by the Russell 2000 which holds a basket of small capitalization stock soaring 14.0%.

- For the year, however, all the leading stock market indices with the exception of the Russell 2000 ended 2004 with returns of 10% or less. There were only four sectors within the ten that comprise the S&P 500 that captured double-digit returns, and only one sector, energy, advanced by more than 20%. Cyclical stocks and utilities also caught the attention of investors and significantly outperformed the leading indices during 2004.

- The Boyar Value Fund lagged all the major indices last year with the exception of the Dow Jones Industrial Average. However, it is not unusual for the Fund to underperform relative to the major indices in a given year. For example, during the period that the fund has been in existence it has lagged the S&P 500 in three of those years. However, during that same period the fund has returned 7.74% per year vs. 2.92% for that particular index. It has also bested the Dow Jones, NASDAQ and Russell 2000 during that time frame.

ANNUAL RETURNS FOR 2004

               BOYAR VALUE FUND     RUSSELL 2000   DOW JONES    S&P 500    NASDAQ
               ----------------     ------------   ---------    -------    ------
                     5.87%*            18.33%         5.31%      10.88%     8.59%

* Calculated without maximum sales charge.

COMPETITIVE RETURNS

        AVERAGE ANNUAL RETURNS

                                                                                               SINCE
                                                                                             INCEPTION
        (AS OF 12/31/04)                            1 YEAR        3 YEAR        5 YEAR        (5/5/98)
        ------------------------------------------------------------------------------------------------
        BOYAR VALUE FUND
        At NAV                                       5.87%         6.08%         8.07%          7.74%
        Inclusive of sales charges*                  0.58%         4.29%         6.98%          6.91%
        After taxes on
         distribution*                               0.57%         4.03%         6.70%          6.67%
        After taxes on distribution
         and the sale of shares*                     0.39%         3.60%         5.94%          5.93%
        S&P 500 Index                               10.88%         3.59%        -2.30%          2.92%
        Russell 2000 Index                          18.33%        11.48%         6.61%          6.08%

        * Calculated using maximum sales charges of 5.00%.

[CHART]

CUMULATIVE RETURNS SINCE INCEPTION
 At NAV (5/5/98 through 12/31/04)

S&P 500 Index                  21.09%
Russell 2000 Index             48.07%
Boyar Value Fund**             64.28%

**   Calculated without sales charge.

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS, AND EXCEPT WHERE NOTED AS AFTER TAXES, DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. CONSEQUENTLY, AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-266-5566.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. It is important to note that the Fund is currently waiving a portion of fees and at such time as the fee waiver is no longer in place, future returns may be lower than past returns. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The S&P 500 Index ("S&P 500") is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The Russell 2000 Index ("Russell 2000") measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Dow Jones Industrial Average ("Dow Jones") is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends and substitutions of stocks).

The NASDAQ Composite Index ("NASDAQ") is a market price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Markets System traded foreign commons stocks and American Depositary Receipts.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest directly in an index.

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

               BOYAR VALUE FUND, INC.   RUSSELL 2000 INDEX    S&P 500 INDEX
5/5/98         $    9,500               $   10,000            $   10,000
6/30/98        $    9,459               $    9,481            $   10,227
9/30/98        $    7,958               $    7,571            $    9,210
12/31/98       $    9,263               $    8,806            $   11,171
3/31/99        $    9,835               $    8,328            $   11,728
6/30/99        $   10,578               $    9,624            $   12,555
9/30/99        $    9,949               $    9,015            $   11,771
12/31/99       $   10,582               $   10,678            $   13,522
3/31/2000      $   11,336               $   11,434            $   13,832
6/30/2000      $   11,355               $   11,002            $   13,465
9/30/2000      $   11,775               $   11,124            $   13,334
12/31/2000     $   11,334               $   10,355            $   12,291
3/31/2001      $   11,784               $    9,682            $   10,834
6/30/2001      $   13,008               $   11,065            $   11,468
9/30/2001      $   11,843               $    8,765            $    9,785
12/31/2001     $   13,069               $   10,613            $   10,830
3/31/2002      $   13,393               $   11,036            $   10,860
6/30/2002      $   12,502               $   10,114            $    9,405
9/30/2002      $   11,190               $    7,949            $    7,780
12/31/2002     $   11,704               $    8,439            $    8,437
3/31/2003      $   11,376               $    8,060            $    8,171
6/30/2003      $   13,267               $    9,948            $    9,429
9/30/2003      $   13,685               $   10,851            $    9,678
12/31/2003     $   14,736               $   12,427            $   10,857
3/31/2004      $   14,940               $   13,205            $   11,040
6/30/2004      $   14,848               $   13,267            $   11,230
9/30/2004      $   14,583               $   12,888            $   11,021
12/31/2004     $   15,601               $   14,704            $   12,038

The chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception. The performance of the Fund includes the reinvestment of all dividends and capital gains and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the chart does not reflect the deduction of taxes.

[CHART]

          PORTFOLIO DIVERSIFICATION BY SECTOR (AS OF DECEMBER 31, 2004)
                     (AS A PERCENTAGE OF TOTAL INVESTMENTS)

Consumer Discretionary                      37.5%
Consumer Staples                             4.4%
Financial Services                          15.8%
Healthcare                                   4.6%
Industrial                                   4.7%
Information Technology                       1.9%
Telecommunications Services                  1.7%
Cash & Cash Equivalents                     29.4%

          THE COMPOSITION OF THE FUND'S PORTFOLIO IS SUBJECT TO CHANGE.

WHY DID WE UNDERPERFORM IN 2004?

(1) The portfolio has zero exposure to the energy sector and owns only a modest number of cyclical issues. Both sectors were stellar performers.

(2) Our cash position remained unusually high throughout the year, negatively impacting our total return.

(3) The Fund held a position in Marsh McLennan, which was the subject of scandal and which cost the Fund 1.2%.

(4) Lastly, the portfolio's pharmaceutical holdings have thus far failed to live up to expectations.

A LOOK AT 2005

POSITIVES

- There are three factors that could positively impact the direction of the U.S. Stock Market in 2005:

(1)  Corporate liquidity

Treasury Strategies, Inc., a Chicago-based consultant; estimates that total corporate liquidity - investments in short-term, marketable securities - now tally up to $4.7 trillion, up from $3.6 trillion in 1999. Further the consultant surveyed over 360 mid-size and large non-financial companies and found that over half consider themselves net investors rather than borrowers.

"This cash is piling up," according to John Lonski, Chief Economist with Moody's Investor Services. He cites Federal Reserve data, which indicates that total corporate liquidity has increased by 30% over the past six years.

For example, three companies whose common shares we currently hold in the Boyar Value Fund have shown significant increases in cash and cash equivalents between the end of their last fiscal year and the end of the firm's most recent quarter.

                                                             CASH AND CASH EQUIVALENTS
                                             ----------------------------------------------------------
                                              LAST YEAR                RECENT QUARTER        PERCENTAGE
COMPANY                                       (MILLIONS)                 (MILLIONS)           INCREASE
-------                                       ----------                 ----------           ---------
Time Warner, Inc.                            $      3,040               $      6,882            +126%

Viacom, Inc.                                 $        851               $      1,713            +101%

Cendant Corp.                                $        839               $      1,633             +95%

This dramatic expansion of corporate liquidity might act as a floor or cushion for the U.S. equity market during the current year. Companies can use their excess cash to repurchase shares, increase dividends or make acquisitions... All potential pluses for the U.S. Equity Market.

(2)  Weak Dollar

If the dollar continues to sink versus the Euro and Yen, U.S. companies become more compelling takeover candidates for European and Asians seeking exposure in the United States.

(3)  A precipitous decline in the price of oil.

WHAT COULD GO WRONG? OUR BIGGEST WORRIES

(1) Valuations are not compelling, particularly in the NASDAQ. We find a shrinking number of businesses that offer the margin of safety we like.

(2) Interest rates could rise for a good portion of 2005 and at some point could become competition for the equity market.

(3) The global housing boom has been unusual in strength, duration and ubiquity. Never have so many countries had housing booms at the same time, driven in large measure by low interest rates. Housing prices could decline worldwide, causing a reverse wealth effect, suppressing consumer spending and playing havoc with stock markets worldwide.

(4)  Iraq could spiral out of control.

(5)  A more rapid decline in the dollar could cause a worldwide recession.

(6)  A dramatic spike in the price of oil.

ITS NOT WHAT YOU MAKE; IT'S WHAT YOU KEEP - TAXES ARE POTENTIALLY THE BIGGEST EXPENSE AN INDIVIDUAL MUTUAL FUND INVESTOR WILL EXPERIENCE.

- By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

- Buying and holding stocks for long periods of time may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

- The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

- As you can see from the chart below our buy and hold philosophy has enabled the fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest tax rates when calculating after tax returns.

         PERIOD ENDING DECEMBER 31, 2004

                                                                         SINCE
                                                                       INCEPTION
                                     1 YEAR      3 YEAR      5 YEAR     (5/5/98)
         -----------------------------------------------------------------------
         No load pre-tax returns      5.87%       6.08%       8.07%       7.74%
         No load after-tax returns    5.87%       5.82%       7.79%       7.50%

The performance data quoted represent past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

BOYAR VALUE FUND PHILOSOPHY GOALS

- The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We will not, and never have, invested in fads or gimmicks such as the Internet.

- Furthermore quite a few of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts' earnings expectations.

- Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a "margin of safety," since most of these businesses have plummeted in value by such a margin that most of the downside risk has been significantly reduced.

- Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

- A long-term orientation may sound stodgy, but it is as important to investment success as picking the right stocks and buying them at the right price at the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work its magic without the return-eroding effects of commissions and capital gains taxes.

- The competition to capture mutual fund assets is quite fierce. Most of all the large mutual fund families have considerable sales forces and extensive marketing budgets. The Boyar Value Fund currently employs no sales people and has no marketing budget and relies on good performance and referrals to grow. We would appreciate you telling your friends and business associates about the Fund.

If you have any questions please do not hesitate to call (212) 995-8300.


                                                       Very truly yours,


                                                       /s/ Mark A. Boyar


                                                       Mark A. Boyar
                                                       Chief Investment Officer

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2004

ASSETS

      Investment securities:
           At cost                                                                           $    28,181,486
                                                                                             ===============
           At value                                                                          $    33,781,534
      Dividends and interest receivable                                                               57,333
      Receivable for capital shares sold                                                              10,771
      Other assets                                                                                     5,195
                                                                                             ---------------
           TOTAL ASSETS                                                                           33,854,833
                                                                                             ---------------

LIABILITIES
      Payable for capital shares redeemed                                                            310,118
      Payable to Adviser                                                                               3,258
      Payable to Manager                                                                               3,258
      Payable to Administrator                                                                         4,658
      Other accrued expenses and liabilities                                                          48,171
                                                                                             ---------------
           TOTAL LIABILITIES                                                                         369,463
                                                                                             ---------------

NET ASSETS                                                                                   $    33,485,370
                                                                                             ===============

NET ASSETS CONSIST OF:
Paid-in capital                                                                              $    28,240,727
Accumulated net realized loss on investment transactions                                            (355,405)
Net unrealized appreciation on investments                                                         5,600,048
                                                                                             ---------------
NET ASSETS                                                                                   $    33,485,370
                                                                                             ===============

Shares of beneficial interest outstanding (1,000,000,000 shares
   authorized, $0.001 par value)                                                                   2,191,734
                                                                                             ===============

Net assets value and redemption price per share (a)                                          $         15.28
                                                                                             ===============

Maximum offering price per share
   (net asset value plus sales charge of 5.00%) (b)                                          $         16.08
                                                                                             ===============

(a) For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(b)  On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2004

INVESTMENT INCOME
      Dividends                                                                              $       374,806
      Interest                                                                                       120,840
                                                                                             ---------------
           TOTAL INVESTMENT INCOME                                                                   495,646
                                                                                             ---------------

EXPENSES
      Investment advisory fees                                                                       152,034
      Management fees                                                                                152,034
      Administrative services fees                                                                    54,999
      Distribution fees                                                                               76,017
      Accounting services fees                                                                        43,803
      Professional fees                                                                               59,235
      Custodian fees                                                                                   9,816
      Insurance expense                                                                               15,805
      Registration fees                                                                               24,434
      Printing and postage expenses                                                                   21,143
      Transfer agent fees                                                                             80,790
      Directors' fees and expenses                                                                    19,992
      Other expenses                                                                                  52,740
                                                                                             ---------------
           TOTAL EXPENSES                                                                            762,842
      Fees waived by the Adviser                                                                    (115,142)
      Fees waived by the Manager                                                                    (115,142)
                                                                                             ---------------
           NET EXPENSES                                                                              532,558
                                                                                             ---------------

NET INVESTMENT LOSS                                                                                  (36,912)
                                                                                             ---------------

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
      Net realized loss from security transactions                                                   (55,958)
      Net change in unrealized appreciation/(depreciation) on investments                          1,914,187
                                                                                             ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                                   1,858,229
                                                                                             ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                   $     1,821,317
                                                                                             ===============

See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                                  ENDED              ENDED
                                                                                              DECEMBER 31,       DECEMBER 31,
                                                                                                   2004               2003
                                                                                             ---------------    ---------------
FROM OPERATIONS
  Net investment loss                                                                        $       (36,912)   $       (71,561)
  Net realized gain/(loss) from security transactions                                                (55,958)           576,630
  Net change in unrealized appreciation/(depreciation) on investments                              1,914,187          3,845,559
                                                                                             ---------------    ---------------
Net increase in net assets from operations                                                         1,821,317          4,350,628
                                                                                             ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains                                                                            (18,012)          (656,140)
                                                                                             ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                                       10,119,543         10,204,458
  Net asset value of shares issued in
     reinvestment of distributions to shareholders                                                    16,876            594,451
  Payments for shares redeemed                                                                    (5,103,956)        (2,232,088)
                                                                                             ---------------    ---------------
Net increase in net assets from capital share transactions                                         5,032,463          8,566,821
                                                                                             ---------------    ---------------

TOTAL INCREASE IN NET ASSETS                                                                       6,835,768         12,261,309

NET ASSETS
  Beginning of year                                                                               26,649,602         14,388,293
                                                                                             ---------------    ---------------
  End of year                                                                                $    33,485,370    $    26,649,602
                                                                                             ===============    ===============
Undistributed net investment income                                                          $             -    $             -
                                                                                             ===============    ===============

CAPITAL SHARE ACTIVITY
  Shares Sold                                                                                        695,512            754,059
  Shares Reinvested                                                                                    1,114             41,286
  Shares Redeemed                                                                                   (350,171)          (173,760)
                                                                                             ---------------    ---------------
  Net increase in shares outstanding                                                                 346,455            621,585
                                                                                             ===============    ===============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

    Per Share Data and Ratios for a Share of Beneficial Interest Outstanding
                              Throughout Each Year

                                                        YEAR           YEAR          YEAR           YEAR            YEAR
                                                        ENDED          ENDED         ENDED          ENDED           ENDED
                                                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                         2004          2003          2002            2001           2000
                                                    -------------  -------------  ------------    ------------    ------------
Net asset value at beginning of year                $      14.44   $       11.76  $     13.35     $      11.58    $     11.09
                                                    ------------   -------------  ------------    ------------    -----------
Activity from investment operations:
   Net investment income/(loss)                            (0.02)          (0.04)        (0.05)          (0.01)          0.03
   Net realized and unrealized gain/(loss)
      on investments                                        0.87            3.09         (1.34)           1.78           0.76
                                                    ------------   -------------  ------------    ------------    -----------
Total from investment operations                            0.85            3.05         (1.39)           1.77           0.79
                                                    ------------   -------------  ------------    ------------    -----------
Less distributions:
   From net investment income                                  -               -             -               -(a)       (0.03)
   From net realized gains on investments                  (0.01)          (0.37)        (0.20)              -(a)       (0.27)
                                                    ------------   -------------  ------------    ------------    -----------
Total distributions                                        (0.01)          (0.37)        (0.20)              -          (0.30)
                                                    ------------   -------------  ------------    ------------    -----------

Net asset value at end of year                      $      15.28   $       14.44  $      11.76    $      13.35    $     11.58
                                                    ============   =============  ============    ============    ===========

Total return (b)                                            5.87%          25.90%       (10.45%)         15.31%          7.10%
                                                    ============   =============  ============    ============    ===========

Net assets at end of year                           $ 33,485,370   $  26,649,602  $ 14,388,293    $ 12,455,031    $ 6,375,190
                                                    ============   =============  ============    ============    ===========

Ratio of gross expenses to average net assets (c)           2.51%           2.69%         2.64%           2.85%          3.95%

Ratio of net expenses to average net assets                 1.75%           1.75%         1.75%           1.75%          1.75%

Ratio of net investment income/(loss) to average
   net assets                                              (0.12%)         (0.38%)       (0.45%)         (0.12%)         0.30%

Portfolio turnover rate                                        7%             19%           19%             17%            42%

(a)  Amount rounds to less than $0.01.
(b) Total returns shown exclude the effect of applicable sales loads and redemption fees.
(c) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser, Manager and Distributor.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                December 31, 2004

SHARES                                                                          VALUE
------                                                                          -----
             COMMON STOCKS - 71.1%
             CONSUMER DISCRETIONARY - 37.7%
     4,400   A.T. Cross Co., Class A *                                      $     21,780
     9,500   Arbitron, Inc. *                                                    372,210
    29,563   Cablevision Systems Corp., Class A *                                736,119
    14,000   Carnival Corp.                                                      806,820
    29,000   Comcast Corp., Class A Special *                                    952,360
    11,000   Dow Jones & Co., Inc.                                               473,660
     6,000   Ethan Allen Interiors, Inc.                                         240,120
     5,630   Hanover Direct, Inc. * (b)                                            8,107
    30,100   Hilton Hotels Corp.                                                 684,474
    10,900   IHOP Corp.                                                          456,601
    25,000   Limited Brands, Inc.                                                575,500
    28,300   McDonald's Corp.                                                    907,298
     5,000   Meredith Corp.                                                      271,000
    10,000   MGM Mirage *                                                        727,400
    22,600   Midas, Inc. *                                                       452,000
     4,000   Neiman Marcus Group, Inc. (The), Class A                            286,160
    17,000   Orient-Express Hotels Ltd., Class A                                 349,690
    42,100   Playboy Enterprises, Inc., Class B *                                517,409
    27,000   Saks, Inc.                                                          391,770
    12,500   Scholastic Corp. *                                                  462,000
    58,000   Time Warner, Inc. *                                               1,127,520
    10,000   Toys "R" Us, Inc. *                                                 204,700
    11,000   Tupperware Corp.                                                    227,920
    13,153   Viacom, Inc., Class B                                               478,638
    32,500   Walt Disney Co. (The)                                               903,500
                                                                            ------------
                                                                              12,634,756
                                                                            ------------

             CONSUMER STAPLES - 4.4%
     6,000   CVS Corp.                                                           270,420
    14,000   H.J. Heinz Co.                                                      545,860
    31,000   PepsiAmericas, Inc.                                                 658,440
                                                                            ------------
                                                                               1,474,720
                                                                            ------------

See accompanying notes to financial statements.

SHARES                                                                          VALUE
------                                                                          -----
             FINANCIAL SERVICES - 15.9%
     2,000   American Express Co.                                           $    112,740
     8,000   Automatic Data Processing, Inc.                                     354,800
    18,000   Bank of New York Co., Inc. (The)                                    601,560
    16,300   Citigroup, Inc.                                                     785,334
     9,000   Hudson United Bancorp                                               354,420
    29,250   J.P. Morgan Chase & Co.                                           1,141,043
     2,200   Lehman Brothers Holdings, Inc.                                      192,456
    14,000   Merrill Lynch & Co., Inc.                                           836,780
     7,000   Providian Financial Corp. *                                         115,290
    22,886   St. Paul Travelers Cos., Inc. (The)                                 848,384
                                                                            ------------
                                                                               5,342,807
                                                                            ------------

             HEALTHCARE - 4.7%
    23,800   Bristol-Myers Squibb Co.                                            609,756
     4,200   IMS Health, Inc.                                                     97,482
    32,000   Pfizer, Inc.                                                        860,480
                                                                            ------------
                                                                               1,567,718
                                                                            ------------

             INDUSTRIAL - 4.7%
    18,700   Aviall, Inc. *                                                      429,539
    24,000   Cendant Corp.                                                       561,120
    16,000   General Electric Co.                                                584,000
                                                                            ------------
                                                                               1,574,659
                                                                            ------------

             INFORMATION TECHNOLOGY - 1.9%
     2,666   CEVA, Inc. *                                                         24,279
     8,000   Diebold, Inc.                                                       445,840
     8,000   DSP Group, Inc. *                                                   178,640
                                                                            ------------
                                                                                 648,759
                                                                            ------------

See accompanying notes to financial statements.

SHARES                                                                          VALUE
------                                                                          -----
               TELECOMMUNICATIONS SERVICES - 1.8%
      10,000   ALLTEL Corp.                                                   $    587,600
                                                                              ------------
               TOTAL COMMON STOCKS                                              23,831,019
                                                                              ------------
               INVESTMENT COMPANY - 2.9%
     957,115   First American Treasury Obligations Fund, Class Y, 1.40%**          957,115
                                                                              ------------

               TOTAL INVESTMENT COMPANY                                            957,115
                                                                              ------------

PRINCIPAL
 AMOUNT
---------
               U.S. GOVERNMENT & AGENCY OBLIGATION - 26.9%
$  9,000,000   Federal Home Loan Bank, Discount Notes, 2.20%, 1/13/05            8,993,400
                                                                              ------------

               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATION                         8,993,400
                                                                              ------------

               TOTAL INVESTMENTS - 100.9% (Cost $28,181,486) (a)                33,781,534

               LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%                     (296,164)
                                                                              ------------

               NET ASSETS - 100.0%                                            $ 33,485,370
                                                                              ============

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                  $  6,072,500
     Unrealized depreciation                      (472,452)
                                              ------------
     Net unrealized appreciation              $  5,600,048
                                              ============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Fair valued security.
*    Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on December 31, 2004.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2004

1. ORGANIZATION

Boyar Value Fund, Inc. (the "Fund") was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there has been no sale on such day, the security is valued at the mean of the last quoted bid and asked prices. If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the "Board"). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary (i.e., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

FEDERAL INCOME TAX -- It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The tax character of distributions for the following periods were as follows:

                                            FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                            DECEMBER 31, 2004   DECEMBER 31, 2003
                                            -----------------   -----------------
Net Long-Term Capital Gains                 $          18,012   $         656,140
                                            -----------------   -----------------

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

UNDISTRIBUTED   UNDISTRIBUTED                    ACCUMULATED      UNREALIZED             TOTAL
  ORDINARY        LONG-TERM     ACCUMULATED       CAPITAL &      APPRECIATION/        ACCUMULATED
   INCOME           GAINS        EARNINGS      OTHER (LOSSES)   (DEPRECIATION)*   EARNINGS/(DEFICITS)
-------------   -------------   -----------    --------------   ---------------   -------------------
$           -   $           -   $         -    $    (318,405)   $     5,563,048   $        5,244,643

* The difference between book and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2004, the Fund's most recent fiscal year end for tax purposes, the Fund had the following in net capital loss carryforwards to offset future net capital gains, if any:

                                   AMOUNT       EXPIRES
                                ------------------------
Boyar Value Fund, Inc.           $   318,392      2012

Capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer $12 of such capital losses.

3. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $5,660,683 and $1,487,334, respectively.

4. TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Effective October 21, 2004, Claymore Fund Management Company LLC, which serves as the Fund's manager (the "Manager"), changed its name to Ladenburg Thalmann Fund Management LLC. Boyar Asset Management, Inc. (the "Adviser") provides continuous advisory services to the Fund, and Claymore Securities, Inc. (the "Distributor") acts as distributor of the Fund's shares. The Fund has employed BISYS Fund Services Ohio, Inc. ("BISYS") to provide administration, fund accounting, and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, Adviser or BISYS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets.

Pursuant to a written contract, the Manager, the Adviser and the Distributor have agreed to waive a portion of their respective management, advisory and distribution fees and reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average daily net assets (the "expense limitation"). The Manager, the Adviser and the Distributor may subsequently recover reimbursed expenses and/or waived fees (within 2 years of the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund's expense ratio is less than the expense limitation. The Manager, the Adviser, and the Distributor have agreed to maintain this expense limitation through April 30, 2005. As of December 31, 2004, the Manager, the Adviser, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

                AMOUNT         EXPIRATION DATE
              ---------------------------------
              $  176,054      December 31, 2005
              $  230,284      December 31, 2006

Under the terms of the Master Services Agreement, BISYS provides administrative, fund accounting, and transfer agent services for the Fund. For administrative services, the Fund pays BISYS a fee, computed and accrued daily and paid monthly, at an annual rate in accordance with the following schedule:

AVERAGE DAILY NET ASSETS       FEE*
---------------------------   ------
0 - $500 million              0.100%
$500 million - $1.0 billion   0.085%
$1.0 billion - $1.5 billion   0.070%
Over $1.5 billion             0.050%

* The Fund is subject to a minimum annual fee.

In addition, the Fund pays BISYS a fixed fee of $12,500 per year for providing officers who serve as Certifying Officers.

For fund accounting services, the Fund pays BISYS a fee, computed and accrued daily and paid monthly, at an annual rate in accordance with the following schedule:

AVERAGE DAILY NET ASSETS       FEE*
---------------------------   ------
0 - $500 million              0.030%
$500 million - $1.0 billion   0.025%
$1.0 billion - $1.5 billion   0.010%
Over $1.5 billion             0.008%

* The Fund is subject to a minimum annual fee.

In addition, the Fund reimburses BISYS for certain out-of-pocket expenses and miscellaneous charges incurred in providing administrative and fund accounting services.

For transfer agent services, the Fund pays BISYS a monthly fee and reimburses for certain out-of-pocket expenses incurred in providing transfer agent services.

The Fund has adopted a Shareholder Servicing and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or BISYS. For the year ended December 31, 2004, the Distributor received $79,040 from front-end sales charges, of which $9,316 was retained by the principal underwriter or other affiliated broker-dealers.

During the year ended December 31, 2004, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund. These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $12,105 in trade commissions, of which Pershing Investments LLC was paid approximately 12.50%.

5. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares, including exchanging their shares for shares of another fund, after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2004, the Fund assessed $1,719 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions or shares acquired prior to May 1, 2004.

6. SUBSEQUENT EVENT

Effective January 1, 2005, Ladenburg Thalmann & Co., Inc. will serve as the Fund's Distributor.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Boyar Value Fund, Inc. (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyar Value Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Columbus, Ohio
February 2, 2005

                             BOYAR VALUE FUND, INC.

                          EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees; distribution and 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The "Actual Expenses" line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                       BEGINNING          ENDING           EXPENSE PAID        EXPENSE RATIO
                                     ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD*      DURING PERIOD**
                                    --------------    --------------    -----------------    -----------------
                                         7/1/04           12/31/04      7/1/04 - 12/31/04    7/1/04 - 12/31/04
                                    --------------    --------------    -----------------    -----------------
BOYAR VALUE FUND

Actual Expenses                     $     1,000.00    $     1,050.70    $            9.02           1.75%
Hypothetical
  (5% Return before Expenses)       $     1,000.00    $     1,016.34    $            8.87           1.75%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
** Annualized.

BOYAR VALUE FUND, INC. (THE "FUND")
DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The following table contains basic information regarding the Directors and Officers, respectively, that oversee operations of the Fund.

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS IN
                       POSITION     TERM OF OFFICE                                     FUND COMPLEX    OTHER DIRECTORSHIPS
NAME, CONTACT          HELD WITH    AND LENGTH OF     PRINCIPAL OCCUPATIONS            OVERSEEN BY     HELD OUTSIDE THE
ADDRESS AND AGE        THE FUND     TIME SERVED(1)    DURING PAST 5 YEARS              DIRECTOR        FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Mark A. Boyar(2)       Chairman     Since Inception   President, Boyar Asset                       1   Chairman, Boyar G.P.
35 East 21st Street                                   Management, Inc.;                                Holdings Ltd.; Chairman,
New York, NY 10010;                                   President, Mark Boyar & Co.,                     N.R.M.B. Management,
Age: 62                                               Inc.; Manger, Ebbets                             Inc.
                                                      Field Association LLC;
                                                      Partner, Boyar G.P.
                                                      Holdings Ltd.

DISINTERESTED DIRECTORS
Jay R. Petschek        Director     Since Inception   Executive Vice President,                    1   Director, Dab-O-Matic
C/O Corsair Capital                                   Brean Murray & Co.,                              Corp., Global
Management, LLC                                       Inc.; Managing Director,                         Opportunity Partners
350 Madison Ave.,                                     Steinberg Asset                                  Ltd., Recognition
8th Floor New York,                                   Management; Senior Managing                      Media LLC
NY 10017                                              Director,
Age: 46                                               Ladenburg Thalman & Co., Inc.;
                                                      General Partner,
                                                      Corsair Capital Partners L.P.,
                                                      Managing Member, Corsair
                                                      Capital Management, LLC;
                                                      Vice President, C.E.
                                                      Unterberg, Towbin

Henry A. Alpert        Director     Since Inception   President, Spartan Petroleum                 1   Director, Griffon Corp.
3333 New Hyde Park                                    Corp.
Road Suite 201
New Hyde Park, NY
11042
Age: 57

A.F. Petrocelli        Director     Since Inception   Chairman, President and CEO,                 1   Director, Philips
C/O United Capital                                    United Capital                                   International Realty
Corp.                                                 Corp.; Chairman, President and                   Corp.,
9 Park Place,                                         CEO, Prime                                       Nathan's Famous, Inc.,
4th Floor                                             Hospitality Corp.                                Prime Hospitality Corp.,
Great Neck, NY 11021                                                                                   United Capital Corp.
Age: 61

Richard Finkelstein    Director     Since Inception   President, Kenco Communities                 1   None
1000 Clint Moore Rd.
Suite 110
Boca Raton, FL 33487
Age: 55

OFFICERS
Elizabeth W. Lawrence  President    July 2003 -       SVP of Relationship                        N/A
100 Summer Street                   present           Management, BISYS Fund
Suite 1500                                            Services, Inc., June 2001 -
Boston, MA 02110                                      present; Vice
Age: 41                                               President/Senior Manager of
                                                      Client Services,
                                                      PFPC, Inc., February 1998
                                                      -June 2001.

(1) Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.
(2) Mr. Boyar is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc.

                       POSITION     TERM OF OFFICE
NAME, CONTACT          HELD WITH    AND LENGTH OF     PRINCIPAL OCCUPATIONS
ADDRESS AND AGE        THE FUND     TIME SERVED       DURING PAST 5 YEARS
------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
Bryan Haft             Treasurer    June 2004 -       Vice President of Financial
3435 Stelzer Rd.                    present           Administration, BISYS
Columbus, OH 43219                                    Fund Services, Inc., June 2000
Age: 40                                               - present;
                                                      Director of Administration
                                                      Services, Client
                                                      Services Manager and Manager
                                                      of Corporate
                                                      Accounting, BISYS Fund
                                                      Services, Inc.,
                                                      November 1992 - June 2000.

Tammy Merchant         Assistant    June 2004 -       Director of Financial
3435 Stelzer Rd.       Treasurer    present           Services, BISYS Fund
Columbus, OH 43219                                    Services, Inc., June 2003
Age: 33                                               - present; Manager of
                                                      Financial Services, BISYS Fund
                                                      Services, Inc.,
                                                      August 1999 - June 2003.

Alaina V. Metz         Assistant    July 2003 -       Vice President of Registration
3435 Stelzer Rd.       Secretary    present           Services, BISYS
Columbus, OH 43219                                    Fund Services, Inc., January
Age: 37                                               2002 - present; Chief
                                                      Administrative Officer, BISYS
                                                      Fund Services, Inc.,
                                                      June 1995 - December 2001.

The Statement of Additional Information contains additional information about the Directors and is available upon request by calling 1-800-266-5566.

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FUND MANAGER

Landenburg Thalmann Fund Management, LLC
590 Madison Avenue
New York, NY 10022

INVESTMENT ADVISER

Boyar Asset Management, Inc.
35 East 21st Street
New York, NY 10010

ADMINISTRATOR

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219


Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 266-5566; or (ii) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 266-5566; or (ii) on the SEC's website at http://www.sec.gov.

The Fund provides a complete list of the Portfolio's holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semi-annual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the SEC on Form N-Q. Shareholders can look up the Fund's Form N-Q on the SEC's website at http://www.sec.gov.

This document must be preceded or accompanied by a current prospectus for the Fund, which you should read carefully before you invest or send money.
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ITEM 2. CODE OF ETHICS.

   Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

   THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 12 (a)(1).

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   The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph
   (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

   If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

   DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                (i) Has at least one audit committee financial expert serving on its audit committee; or

                (ii) Does not have an audit committee financial expert serving on its audit committee.

            (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

            (3) If the registrant provides the disclosure required by paragraph
            (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE BOARD OF DIRECTORS OF THE FUND HAS DETERMINED THAT THE FUND DOES NOT HAVE AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) IN THIS REGARD, NO MEMBER OF THE AUDIT COMMITTEE WAS IDENTIFIED AS HAVING ALL OF THE REQUIRED TECHNICAL ATTRIBUTES IDENTIFIED IN INSTRUCTION 2(b) TO ITEM 3 OF FORM N-CSR TO QUALIFY AS AN "AUDIT COMMITTEE FINANCIAL EXPERT," WHETHER THROUGH THE TYPE OF SPECIALIZED EDUCATION OR EXPERIENCE REQUIRED BY THAT INSTRUCTION.

3(a)(3) AT THIS TIME, THE BOARD BELIEVES THAT THE EXPERIENCE PROVIDED BY EACH MEMBER OF THE AUDIT COMMITTEE COLLECTIVELY OFFERS THE FUND ADEQUATE OVERSIGHT BY ITS AUDIT COMMITTEE GIVEN THE FUND'S LEVEL OF FINANCIAL COMPLEXITY. THE BOARD WILL FROM TIME TO TIME REEXAMINE SUCH BELIEF.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        2003 - $11,300
        2004 - $14,000

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        (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        2003 - NONE
        2004 - NONE

        (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        2003 - $1,700 - FEES WERE BILLED FOR TAX RETURN PREPARATION. 2004 - $1,800 - FEES WERE BILLED FOR TAX RETURN PREPARATION.

        (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        2003 - NONE
        2004 - NONE

        (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

        THE AUDIT COMMITTEE SHALL PRE-APPROVE ALL AUDIT, REVIEW, ATTEST OR NON-AUDIT SERVICES (OTHER THAN DE MINIMUS NON-AUDIT SERVICES AS DEFINED BY THE SARBANES-OXLEY ACT OF 2002) TO BE PROVIDED TO THE FUND BY THE INDEPENDENT ACCOUNTANTS. THE COMMITTEE SHALL ALSO PRE-APPROVE ALL NON-AUDIT SERVICES (OTHER THAN DE MINIMUS NON-AUDIT SERVICES AS DEFINED BY THE SARBANES-OXLEY ACT OF 2002) TO BE PROVIDED TO THE INVESTMENT ADVISER OR SUBADVISER TO ANY FUND AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH ANY INVESTMENT ADVISER OR SUBADVISER THAT PROVIDES ONGOING SERVICES TO THE FUNDS. THE COMMITTEE IS AUTHORIZED TO DELEGATE, TO THE EXTENT PERMITTED BY LAW, PRE-APPROVAL RESPONSIBILITIES TO ONE OR MORE MEMBERS OF THE COMMITTEE WHO SHALL REPORT TO THE COMMITTEE REGARDING APPROVED SERVICES AT THE COMMITTEE'S NEXT REGULARLY SCHEDULED MEETING.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

        2003 - 0%
        2004 - 0%

        (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

        NOT APPLICABLE.

        (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

        2003 - $1,700
        2004 - $1,800

        (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

        NOT APPLICABLE.

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ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
        (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

        (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

        NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

        NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

        NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

        NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

        NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

        NOT APPLICABLE.

ITEM 11.CONTROLS AND PROCEDURES.

        (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12.EXHIBITS.

        (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

        (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

        THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY
ITEM 2 IS ATTACHED HERETO.

        (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

        CERTIFICATIONS PURSUANT TO RULE 30A-2(a) ARE ATTACHED HERETO.

        (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

        NOT APPLICABLE.

        (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

        CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Boyar Value Fund, Inc.
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By (Signature and Title)*  /s/ Bryan Haft            Bryan Haft, Treasurer
                         -------------------------------------------------------

Date    3 / 4 / 2005
     -----------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Elizabeth W. Lawrence        Elizabeth W. Lawrence, President
                         -------------------------------------------------------------------

Date   3 / 4 / 2005
     --------------------------------

By (Signature and Title)*  /s/ Bryan Haft                   Bryan Haft, Treasurer
                         -------------------------------------------------------------------

Date   3 / 4 / 2005
     --------------------------------

* Print the name and title of each signing officer under his or her signature.